MODERN WOODMEN OF AMERICA

Modern Woodmen of America Variable Annuity Account
Supplement Dated November 21, 2023
to the
Prospectus, Summary Prospectus for New Investors and Updating Summary Prospectus
for
Individual Flexible Premium Deferred Variable Annuity Certificate
(Dated May 1, 2023)

This Supplement provides information regarding the individual flexible premium deferred variable annuity certificate ("Certificate") prospectus, summary prospectus for new investors and updating summary prospectus.  Please read this Supplement carefully and retain it with your Certificate prospectuses for future reference.

The following changes relate to “APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CERTIFICATE”, found at pages A-1 - A-13 in the prospectus and “APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CERTIFICATE”, found at pages A-1 - A-11 in the updating summary prospectus and the summary prospectus for new investors.

The existing entry for Fidelity® Variable Insurance Products Funds  - Fidelity® VIP High Income Portfolio—Service Class 2 is deleted and replaced with the following:

Investment Objective	Investment Option and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
High level of current income, while also considering growth of capital	Fidelity® Variable Insurance Products Funds Fidelity® VIP High Income Portfolio—Service Class 2 Adviser: Fidelity® Management & Research Company LLC (FMR) Sub-Adviser: FMR Investment Management (UK) Limited (FMR UK), Fidelity® Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity® Management & Research (Japan) Limited (FMR Japan)	1.06%	-11.67%	0.86%	2.71%

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If you have any questions regarding this Supplement, please contact your registered representative or our Variable Product Administrative Center toll free at 1-866-628-6776.